EXHIBIT 10.14


================================================================================



                                    INDENTURE



                         STREICHER MOBILE FUELING, INC.



                                       AND



         THE BANK OF CHERRY CREEK, A BRANCH OF WESTERN NATIONAL BANK







                           Dated as of August 29, 2003



                                   $7,500,000



                 10% Senior Secured Notes due August 28, 2008




================================================================================

                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1 DEFINITIONS AND RULES OF CONSTRUCTION..............................1
      Section 1.01  Definitions..............................................1
      Section 1.02  Other Definitions........................................4
      Section 1.03  Rules of Construction....................................4

ARTICLE 2 THE SECURITIES.....................................................4
      Section 2.01  Form and Dating..........................................4
      Section 2.02  Execution................................................4
      Section 2.03  Agents...................................................5
      Section 2.04  Paying Agent To Hold Money in Trust......................5
      Section 2.05  Holder Lists.............................................5
      Section 2.06  Transfer and Exchange....................................5
      Section 2.07  Outstanding Notes........................................6
      Section 2.08  Treasury Notes Disregarded for Certain Purposes..........6
      Section 2.09  Cancellation.............................................6

ARTICLE 3 REDEMPTION.........................................................6
      Section 3.01  Notice to Trustee........................................6
      Section 3.02  Selection of Notes to be Redeemed........................7
      Section 3.03  Notice of Redemption.....................................7
      Section 3.04  Effect of Notice of Redemption...........................7
      Section 3.05  Deposit of Redemption Price..............................7
      Section 3.06  Securities Redeemed in Part..............................7

ARTICLE 4 COVENANTS..........................................................8
      Section 4.01  Payment of Notes.........................................8
      Section 4.02  SEC Reports..............................................8
      Section 4.03  Compliance Certificate...................................8
      Section 4.04  Notice of Certain Events.................................8

ARTICLE 5 SUCCESSORS.........................................................9
      Section 5.01  When Company May Merge, etc..............................9
      Section 5.02  Successor Corporation Substituted........................9

ARTICLE 6 DEFAULTS AND REMEDIES.............................................10
      Section 6.01  Acceleration............................................10
      Section 6.02  Other Remedies..........................................10
      Section 6.03  Control by Majority.....................................10
      Section 6.04  Limitation on Suits.....................................10
      Section 6.05  Rights of Holders To Receive Payment....................11
      Section 6.06  Priorities..............................................11

      Section 6.07  Undertaking for Costs...................................11
      Section 6.08  Proof of Claim..........................................12
      Section 6.09  Actions of a Holder.....................................12

ARTICLE 7 OTHER DISTRIBUTIONS...............................................12
      Section 7.01  Priorities..............................................12

ARTICLE 8 TRUSTEE...........................................................13
      Section 8.01  Duties of Trustee.......................................13
      Section 8.02  Rights of Trustee.......................................14
      Section 8.03  Individual Rights of Trustee; Disqualification..........14
      Section 8.04  Trustee's Disclaimer....................................14
      Section 8.05  Notice of Defaults......................................15
      Section 8.06  Compensation and Indemnity..............................15
      Section 8.07  Replacement of Trustee..................................16
      Section 8.08  Successor Trustee by Merger, etc........................17

ARTICLE 9 SATISFACTION AND DISCHARGE........................................17
      Section 9.01  Satisfaction and Discharge of Indenture.................17
      Section 9.02  Application of Trust Funds..............................18
      Section 9.03  Reinstatement...........................................18
      Section 9.04  Repayment to Company....................................18

ARTICLE 10 AMENDMENTS.......................................................19
      Section 10.01 Without Consent of Holders..............................19
      Section 10.02 With Consent of Holders.................................19
      Section 10.03 Compliance with Trust Indenture Act and
                    Section 11.03...........................................20
      Section 10.04 Revocation and Effect of Consents and Waivers...........20
      Section 10.05 Notice of Amendment; Notation on or Exchange of
                    Notes...................................................20
      Section 10.06 Trustee Protected.......................................20

ARTICLE 11 SUBORDINATION....................................................21
      Section 11.01 Notes Subordinated to Senior Debt.......................21
      Section 11.02 Notes Subordinated in Any Proceeding....................21
      Section 11.03 No Payment on Notes in Certain Circumstances............21
      Section 11.04 Obligations of the Company Unconditional................21
      Section 11.05 Trustee and Paying Agents Entitled to Assume
                    Payments Not Prohibited in Absence of Notice............22
      Section 11.06 Satisfaction and Discharge..............................22
      Section 11.07 Subordination Rights Not Impaired by Acts or
                    Omissions of the Company or Holders of Senior Debt......22
      Section 11.08 No Fiduciary Duty of Trustee or Holders to Holders
                    of Senior Debt..........................................22
      Section 11.09 Trustee's Rights to Compensation, Reimbursement of
                    Expenses and Indemnification............................23

      Section 11.10 Exception for Certain Distributions.....................23

ARTICLE 12 MISCELLANEOUS....................................................23
      Section 12.01 Notices.................................................23
      Section 12.02 Communication by Holders with Other Holders.............23
      Section 12.03 Certificate and Opinion as to Conditions Precedent......23
      Section 12.04 Statements Required in Certificate or Opinion...........24
      Section 12.05 Rules by Trustee........................................24
      Section 12.06 No Recourse Against Others..............................24
      Section 12.07 Variable Provisions.....................................24
      Section 12.08 Governing Law...........................................25
      Section 12.09 Counterparts; Facsimile.................................25


EXHIBIT A   Form of Note

      INDENTURE dated as of August 29, 2003, between STREICHER MOBILE FUELING, INC., a Florida corporation (the "COMPANY"), and THE BANK OF CHERRY CREEK, A BRANCH OF WESTERN NATIONAL BANK, a Colorado corporation (the "Trustee").

      Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 10% Senior Secured Notes due August 1, 2008, in substantially the form attached as EXHIBIT A hereto (the "NOTES"):

                      DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01    DEFINITIONS.

      "AFFILIATE" means any Person controlling, controlled by, or under common control with the referenced Person. "CONTROL" for this definition means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise. The terms "controlling" and "controlled" have meanings correlative to the definition of "control."

      "BANKRUPTCY LAW" means Title 11 of the U.S. Code or any similar Federal or state law for the relief of debtors.

      "BOARD" means the Board of Directors of the Person or any officer or committee of the Board of Directors authorized to act for that Board of Directors.

      "BUSINESS DAY" means a day that is not a Legal Holiday.

      "COMMON STOCK" means the common stock of the Company as such common stock exists on the date of this Indenture.

      "COMPANY" means the party named in the preamble above until a successor that duly assumes the obligations upon the Notes and under the Indenture replaces that party and after that replacement means the successor.

      "CONGRESS" means Congress Financial Corporation, a Delaware corporation.

      "CONGRESS AGREEMENTS" means, collectively, the Loan and Security Agreement by and between the Company and Congress dated September 26, 2002 and the loan documents referenced therein, together with all amendments thereto.

      "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

       "DEBT" means, with respect to any Person, (a) any obligation of such Person to pay the principal of, premium of, if any, interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for such post-petition interest is allowed in such proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to any indebtedness, and any other liability, contingent or otherwise, of such Person
(i) for borrowed money (including instances where the recourse of the lender is to the whole of the assets of such Person or to a portion thereof), (ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) including securities, (iii) for any letter of credit or performance bond in favor of such Person, or (iv) for the payment of money relating to a capitalized lease obligation; (b) any liability of others of the kind described in the preceding clause (a), which the Person has guaranteed or which is otherwise its legal liability; (c) any obligation of the type described in clauses (a) and (b) secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; and (d) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b) or (c).

      "DEFAULT" means any event that is, or after notice or passage of time would be, an Event of Default.

      "DISTRIBUTION" in any Proceeding means any payment or distribution of assets or securities of the Company of any kind or character from any source, whether in cash, securities or other property made by the Company, custodian, liquidating trustee or agent or any other person whether pursuant to a plan or otherwise.

      "EVENT OF DEFAULT" shall be as defined in the Note.

      "EXCHANGE ACT" means the Notes Exchange Act of 1934, as amended.

      "HOLDER" means a Person in whose name a Note is registered.

      "INDENTURE" means this Indenture as amended from time to time, including the terms of the Notes and any amendments.

      A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

      "NOTES" means the executed 10% Senior Secured Promissory Notes due August 1, 2008 held by a Holder, in substantially the form attached as EXHIBIT A hereto.

      "OFFICER" means the President, any Vice-President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

      "OFFICER'S CERTIFICATE" means a certificate signed the Chief Executive Officer, President, Chief Financial Officer, Treasurer or a Vice-President of the Company. See SECTIONS 12.03 and 12.04.

      "OPINION OF COUNSEL" means written opinion from legal counsel that is acceptable to Trustee. See SECTIONS 12.03 and 12.04.

      "PERSON" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

      "PRINCIPAL" means the principal of a Note plus the premium, if any, on a Note which is due or overdue or is to become due at the relevant time.

      "PROCEEDING" means a liquidation, dissolution, bankruptcy, insolvency, reorganization, receivership, or similar proceeding under Bankruptcy Law, an assignment for the benefit of creditors, any marshalling of assets or liabilities, or winding up or dissolution, but does not include any transaction permitted by, and made in compliance with, ARTICLE 5.

      "SEC" means the United States Notes and Exchange Commission.

      "SECURITIES PURCHASE AGREEMENT" means the agreement by and between the Company and the Purchasers (as defined therein), dated the date hereof.

      "SENIOR DEBT" means debt of the Company whenever incurred, outstanding at any time, which expressly states by its terms that it is senior in right of payment to the Notes, including, but not limited to, the debt evidenced under the Congress Agreements; PROVIDED, HOWEVER, that Debt held by the Company or any Affiliate of the Company is not deemed to be Senior Debt.

      "SENIOR DEBT DEFAULT NOTICE" means any notice of a default (other than a Senior Debt Payment Default) that permits the holders of any Senior Debt to declare such Senior Debt due and payable.

      "SENIOR DEBT PAYMENT DEFAULT" means a default in the payment of any principal of or interest on any Senior Debt.

       "TIA"   means   the   Trust    Indenture   Act   of   1939   (15 U.S.C.
ss.ss. 77aaa-77bbbb), as amended from time to time.

      "TRUSTEE" means the party named in the preamble above until a successor replaces that party and after that replacement means the successor. See also
SECTION 11.02.

      "U.S. GOVERNMENT OBLIGATIONS" means securities that are direct, noncallable, nonredeemable obligations of, or noncallable, nonredeemable obligations guaranteed by, the United States for the timely payment of which obligation or guarantee the full faith and credit of the United

States is pledged, or funds consisting solely of those securities, including funds managed by Trustee or one of its Affiliates (including funds for which it or its Affiliates receives fees in connection with such management).

SECTION 1.02    OTHER DEFINITIONS.

TERM                                                        DEFINED IN SECTION

"Notice".................................................................11.01
"Paying Agent"............................................................2.03
"Registrar"...............................................................2.03
"Total Debt"..............................................................5.01
"Total Debt Ratio"........................................................5.01

SECTION 1.03    RULES OF CONSTRUCTION.

      Unless the context otherwise requires:

(a) a term defined in SECTION 1.01 or SECTION 1.02 has the meaning assigned to it in those Sections;

(b) an accounting term not otherwise defined has the meaning assigned to that term in accordance with generally accepted accounting principles in the United States;

(c) the word "or" is not exclusive;

(d) a word in the singular includes the plural, and a word in the plural includes the singular;

(e) provisions apply to successive events and transactions; and

(f) the word "including" means including without limitation.

                                   ARTICLE 2
                                 THE SECURITIES

SECTION 2.01    FORM AND DATING.

      The Notes will be substantially in the form attached hereto as Exhibit A, the terms of which are incorporated by reference in, and expressly made a part of, this Indenture. The Notes may have notations, legends, or endorsements required by law, national stock exchange rule, automated quotation system, an agreement to which the Company is subject, or usage. Each Note will be dated the date of its issuance.

SECTION 2.02    EXECUTION.

(a) An authorized Officer will sign the Notes for the Company, by manual or facsimile signature.

(b) If an Officer whose signature is on a Note no longer holds that office at the time the Note is issued, the Note is still valid.

SECTION 2.03    AGENTS.

(a) The Company will maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "REGISTRAR") and where Notes may be presented for payment (the "PAYING AGENT"). The Registrar will keep a register of the Notes and of their transfer and exchange.

(b) The Company may appoint more than one Registrar or Paying Agent. The Company will notify Trustee of the name and address of any Registrar or Paying Agent not a party to this Indenture. If the Company does not appoint another Registrar or Paying Agent, the Company will act in that capacity.

SECTION 2.04    PAYING AGENT TO HOLD MONEY IN TRUST.

      On or prior to each due date of the Principal of or interest on any Note, the Company will deposit with Paying Agent, or the Company or its Affiliate will segregate and hold in a separate trust fund, a sum sufficient to pay that Principal and interest. If the Company is not the Paying Agent, then the Company will require each Paying Agent, other than Trustee, to agree in writing that Paying Agent will hold in trust for the benefit of Holders all money held by Paying Agent for the payment of the Principal of or interest on the Notes. The Paying Agent will notify the Holders and Trustee of any Default by the Company in making any such payment and will comply with ARTICLE 11. While any such Default continues, the Company may require Paying Agent to pay all money held by it to Trustee and to account for any funds disbursed by Paying Agent. Upon complying with this SECTION 2.04, Paying Agent shall have no further liability for the money delivered to Trustee. If the Company or any Affiliate of the Company acts as Paying Agent, the Company or that Affiliate will segregate the money held as Paying Agent and hold the money as a separate trust fund.

SECTION 2.05    HOLDER LISTS.

      The Registrar will preserve in as current a form as is reasonably practicable the most recent list available to Registrar of the names and addresses of Holders. The Company will furnish to Trustee, in writing at least ten (10) Business Days before each interest payment date and at such other times as Trustee may request, a list in such form and as of such date as Trustee may reasonably require of the names and addresses of Holders.

SECTION 2.06    TRANSFER AND EXCHANGE

(a) The Notes will be issued in unregistered form and will be transferable only upon surrender of a Note for registration of transfer and pursuant to the transfer restrictions noted in the Note. When a Note is presented to the Registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other denominations in accordance with the provisions of the Note, the Registrar will register the transfer or make the exchange if the requirements for such transactions are met and the Note has not been redeemed. The Company may charge a reasonable fee for any registration of transfer or exchange.

(b) All notes issued upon any transfer or exchange pursuant to the terms of this Indenture and the Notes will evidence the same debt and will be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

SECTION 2.07    OUTSTANDING NOTES.

(a) Notes "outstanding" at any time are all Notes, except for those cancelled by Trustee or delivered to Trustee for cancellation pursuant to Section 2.09. A Note does not cease to be outstanding because the Company or an Affiliate holds the Note.

(b) A Note considered paid under SECTION 4.01 ceases to be outstanding and interest on that Note ceases to accrue.

SECTION 2.08    TREASURY NOTES DISREGARDED FOR CERTAIN PURPOSES.

      In determining whether the Holders of the required Principal amount of Notes have concurred in any direction, waiver, or consent, any Notes owned by the Company or an Affiliate will be disregarded and deemed not to be outstanding, except that, for the purposes of determining whether Trustee will be protected in relying on any such direction, waiver, or consent, only Notes which Trustee knows are owned by the Company or an Affiliate will be disregarded. Notes owned by the Company or Affiliate that have been pledged in good faith will not be disregarded if the pledgee establishes to the satisfaction of Trustee the pledgee's right to deliver any direction, waiver, or consent with respect to the Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of that other obligor.

SECTION 2.09    CANCELLATION.

      The Company at any time may deliver Notes to Trustee for cancellation. The Paying Agent will forward to Trustee any Notes surrendered to the Paying Agent for payment. The Trustee will cancel all Notes surrendered for registration of transfer, exchange, payment or cancellation and will dispose of canceled Notes according to Trustee's standard procedures or as the Company otherwise directs. The Company may not issue new Notes to replace Notes that (a) the Company has paid or (b) have been delivered to Trustee for cancellation.

                                    ARTICLE 3
                                   REDEMPTION

SECTION 3.01    NOTICE TO TRUSTEE.

(a) If Notes are to be redeemed or pre-paid (hereinafter individually and collectively referred to as a "redemption"), the Company will notify Trustee of the redemption date, the Principal amount of Note(s) to be redeemed and the provision of the Notes permitting or requiring the redemption.

(b) The Company may reduce the Principal amount of Notes required to be redeemed pursuant to the terms of the Notes if the Company notifies Trustee of the amount of the credit and the basis for the reduction by delivery of an Officer's Certificate. If the reduction is based on a credit for redeemed, converted, or canceled Notes that the Company has not previously delivered to Trustee for cancellation, the Company will deliver such Notes to Trustee before the selection of Notes to be redeemed.

(c) The Company will give each notice provided for in this ARTICLE 3 at least forty-five (45) days but not more than sixty (60) days before the redemption date, unless a shorter period is permitted in the Notes or a shorter period is satisfactory to Trustee.

SECTION 3.02    SELECTION OF NOTES TO BE REDEEMED.

      If less than all the Notes are to be redeemed, Trustee will select the Notes to be redeemed by a method that complies with the requirements, if any, of the Notes and that Trustee considers fair and appropriate, which may include selection pro rata or by lot. The Trustee will make the selection from the applicable Notes outstanding not previously called for redemption. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03    NOTICE OF REDEMPTION.

      The Company will send the notice of redemption to each Holder whose Notes are to be redeemed as required by the Notes.

SECTION 3.04    EFFECT OF NOTICE OF REDEMPTION.

      Once notice of redemption is mailed, Notes called for redemption become due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, those called Notes will be paid at the redemption price stated in the notice in accordance with the terms of the Notes. Failure to give notice or any defect in the notice to any Holder will not affect the validity of the notice to any other Holder.

SECTION 3.05    DEPOSIT OF REDEMPTION PRICE.

      On or before the redemption date, the Company will deposit with the Paying Agent (or, if the Company or any Affiliate is the Paying Agent, will segregate and hold in trust) money sufficient to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

SECTION 3.06    SECURITIES REDEEMED IN PART.

      Upon surrender of a Note that is redeemed in part, the Company will deliver to the Holder, at the Company's expense, a new Note equal in Principal amount to the unredeemed portion of the redeemed Note.

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.01    PAYMENT OF NOTES.

(a) The Company will pay the Principal of, and interest on, the Notes on the dates and in the manner provided in the Note and this Indenture. Principal and interest will be considered paid on the date due if the Paying Agent holds in accordance with this Indenture on that date money sufficient to pay all Principal and interest then due and (i) if the Paying Agent is the Company or its Affiliate, the Company or its Affiliate pays the amounts due on that date, or (ii) if the Paying Agent is not the Company or its Affiliate, the Paying Agent is not prohibited from paying such money to the Holders on such date pursuant to the terms of this Indenture.

(b) The Company will pay interest on overdue Principal and interest in accordance with the terms of, and at the rate prescribed in, the Notes.

SECTION 4.02    SEC REPORTS.

      From the date hereof until such time as all Notes have been paid in full, the Company will provide Trustee with copies of the annual reports and of the information, documents and other reports which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company will also cause copies of any quarterly and annual reports which it makes available to the Company's stockholders to be mailed to the Holders. Delivery of those reports, information, documents, and other reports to Trustee is for informational purposes only and Trustee's receipt of those reports will not constitute notice or constructive notice of any information contained in those reports or determinable from information contained in those reports, including the Company's compliance with any of covenants under this Indenture (as to which Trustee is entitled to rely exclusively on Officer's Certificates).

SECTION 4.03    COMPLIANCE CERTIFICATE.

      The Company will deliver to Trustee, within one hundred five (105) days after the end of each fiscal year of the Company, a brief certificate signed by the chief executive officer, chief financial officer or principal accounting officer of the Company, as to the signer's knowledge, of the Company's compliance with all conditions and covenants contained in this Indenture and the Note (determined without regard to any period of grace or requirement of notice provided in this Indenture).

SECTION 4.04    NOTICE OF CERTAIN EVENTS.

      The Company shall give prompt written notice to Trustee, each Holder and any Paying Agent of (a) any Proceeding, (b) any Default or Event of Default, (c) any cure or waiver of any Default or Event of Default, (d) any Senior Debt Payment Default or Senior Debt Default Notice, and (e) if and when any of the Notes are listed on any national stock exchange.

                                    ARTICLE 5
                                   SUCCESSORS

SECTION 5.01    WHEN COMPANY MAY MERGE, ETC.

(a) Without the consent in writing of the Holders of a majority of the principal amount of the Notes, the Company will not consolidate or merge with or into, or transfer all or substantially all of its assets to, or acquire all or substantially all of the assets of, any Person, unless:

                        (i)     either:

                                (A)     the Company will be the resulting or
                        surviving entity or

                                (B)     that Person (1) is a corporation
                        organized and existing under the laws of the United States, a State of the United States or the District of Columbia and (2) assumes by supplemental indenture all the obligations of the Company under the Notes and this Indenture; and

                        (ii) the ratio of Total Debt divided by EBITDA (the "TOTAL DEBT RATIO") is equal to or less than 3.0; and

                        (iii) immediately before and immediately after the transaction no Default exists; and

                        (iv) Richard E. Gathright remains as Chief Executive Officer of the Company; and

                        (v) prior to the proposed transaction, the Company delivers to Trustee an Officer's Certificate and an Opinion of Counsel, each of which will state that such consolidation, merger, or transfer and the supplemental indenture comply with this ARTICLE 5 and that the Company has complied with all conditions precedent in this Indenture and relating to this transaction.

(b) As used in this SECTION 5.01, "TOTAL DEBT" means all Debt of the Company, including all subordinated debt; PROVIDED, HOWEVER, that Senior Debt, accounts payable and accrued liabilities incurred in the ordinary course of business shall not be included in such calculation.

(c) As used in this SECTION 5.01, "EBITDA" means earnings before interest, taxes, depreciation and amortization calculated on an annualized basis based on the 12 calendar months preceding the month in which such transaction occurs.

SECTION 5.02    SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation, merger, or any transfer of all or substantially all of the assets of the Company in accordance with SECTION 5.01, the successor corporation formed by that consolidation or into which the Company is merged or to which such transfer is made, will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if that successor had been named as the Company in this Indenture and in the Notes. After that succession, the obligations of the Company under the Notes and this Indenture will terminate, except for, in the case of a transfer, the obligation to pay the Principal of, and interest on, the Notes.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

SECTION 6.01    ACCELERATION.

      Principal and interest on a Note will be due and payable immediately pursuant to the terms of the Note and SECTION 6.06 below upon the occurrence and continuation of an Event of Default.

SECTION 6.02    OTHER REMEDIES.

(a) If an Event of Default occurs and is continuing, Trustee may pursue any available remedy to collect the payment of Principal or interest on the Note or to enforce the performance of any provision of the Notes, this Indenture or the Security Agreement.

(b) The Trustee may maintain a proceeding under (a) above even if the Trustee does not possess any of the Notes or does not produce any of them in the Proceeding. A delay or omission by Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default will not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.03    CONTROL BY MAJORITY.

      The Holders of a majority in Principal amount of the Notes may direct the time, method, and place of conducting any Proceeding for any remedy available to Trustee or exercising any trust or power conferred on Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Holders, or would involve Trustee in personal liability or expense for which Trustee has not received a satisfactory indemnity.

SECTION 6.04    LIMITATION ON SUITS.

(a) A Holder may pursue a remedy with respect to this Indenture or the Holder's Note only if:

                        (i)     Trustee receives notice of an Event of Default;

                        (ii) the Holders of at least twenty-five percent (25%), in Principal amount of the Notes make a written request to Trustee to pursue the remedy;

                        (iii) Trustee either (A) gives to such Holders notice it will not comply with the request, or (B) does not comply with the request within fifteen (15) days after receipt of the request; and

                        (iv) the Holders of a majority in Principal amount of the Notes do not give Trustee a direction inconsistent with the request prior to the earlier of the date, if ever, on which Trustee delivers a notice under SECTION 6.04(A)(III)(A) or the expiration of the period described in SECTION 6.04(A)(III)(B).

(b) A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.05    RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

(a) Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of Principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of the Holder.

(b) Nothing in this Indenture limits or defers the right or ability of any Holder to petition for commencement of a case under applicable Bankruptcy Law, to the extent consistent with that Bankruptcy Law.

SECTION 6.06    PRIORITIES.

(a) After an Event of Default, any money or other property distributable in respect of the Company's obligations under this Indenture will be paid in the following order:

                        (i)     first,  to Trustee  (including  any
                predecessor  Trustee)  for amounts due under SECTION 8.06;

                        (ii) second, to holders of Senior Debt to the extent required by ARTICLE 11;

                        (iii) third, to Holders for amounts due and unpaid on the Notes for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Principal and interest, respectively; and

                        (iv)    fourth, to the Company.

(b) The Trustee may fix a record date and payment date for any payment to Holders.

SECTION 6.07    UNDERTAKING FOR COSTS.

      In any suit for the enforcement of any right or remedy under this Indenture or the Notes or in any suit against Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section will not apply to a suit by Trustee, a suit by a Holder pursuant to
SECTION 6.05, or a suit by Holders of more than ten percent (10%) in Principal amount of the Notes.

SECTION 6.08    PROOF OF CLAIM.

      In the event of any Proceeding, Trustee may file a claim for the unpaid balance of the Notes in the form required in the Proceeding and cause the claim to be approved or allowed. Nothing contained in this Indenture will be deemed to authorize Trustee to authorize or consent to, or accept or adopt on behalf of, any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Notes or the rights of any Holder, or to authorize Trustee to vote in respect of the claim of any Holder in any Proceeding.

SECTION 6.09    ACTIONS OF A HOLDER.

      For the purpose of providing any consent, waiver or instruction to the Company or Trustee, a "Holder" shall include a Person who provides to the Company or Trustee, as the case may be, an affidavit of beneficial ownership of a Note together with a satisfactory indemnity against any loss, liability, or expense to that party, to the extent that such party acts upon such affidavit of beneficial ownership, including any consent, waiver or instructions given by a Person providing such affidavit and indemnity.

                                    ARTICLE 7
                               OTHER DISTRIBUTIONS

SECTION 7.01    PRIORITIES.

(a) Upon a full or partial sale of Collateral pursuant to the terms of the Security Agreement, Trustee will hold the proceeds thereof in a separate account for the benefit of Holders in kind, and any money or other property distributable in respect of the Company's obligations under this Indenture will be paid in the following order:

                        (i) first, to Trustee (including any predecessor Trustee) for amounts due under SECTION 8.06;

                        (ii) second, to holders of Senior Debt to the extent required by ARTICLE 11;

                        (iii) third, to Holders for amounts due and unpaid on the Notes for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Principal and interest, respectively; and

                        (iv)    fourth, to the Company.

(b) Any money or other property distributable arising out of foreclosure proceedings brought against the Company and distributable in respect of the Company's obligations under this Indenture will be paid in the order noted in
SECTION 7.01(A) above.

(c) The Trustee may fix a record date and payment date for any payment to Holders pursuant to this ARTICLE 7.

                                    ARTICLE 8
                                     TRUSTEE

SECTION 8.01    DUTIES OF TRUSTEE.

(a) If an Event of Default has occurred and is continuing, Trustee will exercise those rights and powers vested in it by the Indenture, the Notes and the Security Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs, including the exercise of the remedies set forth in this Indenture and the Note.

(b) Except during the continuance of an Event of Default:

                        (i) The Trustee need perform only those duties that are specifically set forth in this Indenture, the Notes and the Security Agreement.

                        (ii) In the absence of bad faith on its part, Trustee may conclusively rely upon certificates or opinions furnished to Trustee and conforming to the requirements of this Indenture, as to the truth of the statements and the correctness of the opinions expressed in those certificates and opinions. However, Trustee will examine the certificates and opinions to determine whether or not the certificates and opinions conform to the requirements of this Indenture.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                        (i)     This paragraph does not limit the effect of
                SECTION 8.01(B).

                        (ii) Trustee will not be liable for any error of judgment made in good faith by a Trustee or by any agent, employee or affiliate of Trustee, unless a court of competent jurisdiction finds that Trustee was negligent in ascertaining the pertinent facts.

                        (iii) Trustee will not be liable with respect to any action Trustee takes or omits to take in good faith in accordance with a direction received by Trustee pursuant to
                SECTION 6.03.

                        (iv) Trustee may refuse to perform any duty or exercise any right or power which would require Trustee to expend its own funds or risk any liability if Trustee reasonably believes that repayment of such funds or adequate indemnity against that risk is not reasonably assured to Trustee.

(d) Every provision of this Indenture that in any way relates to Trustee is subject to SECTION 8.01(a), (b) and (c).

(e) The Trustee will not be liable for interest on any money received by Trustee, except as Trustee may agree with the Company. The Trustee is not required to segregate money in trust from other funds, except to the extent required by this Indenture or as may be otherwise required by law.

SECTION 8.02    RIGHTS OF TRUSTEE.

(a) The Trustee may rely on any document believed by Trustee to be genuine and to have been signed or presented by the proper Person. The Trustee is not required to investigate any fact or matter stated in the document.

(b) Before Trustee acts or refrains from acting, Trustee may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or an Opinion of Counsel. The Trustee may also consult with counsel on any matter relating to this Indenture or the Notes. The Trustee shall not be liable for any action Trustee takes or omits to take in good faith in reliance on the advice of counsel.

(c) The Trustee may act through agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

(d) The Trustee will not be liable for any action Trustee takes or omits to take in good faith which Trustee believes to be authorized or within Trustee's rights or powers.

(e) Trustee will only be charged with knowledge of agents, officers, employees or other affiliates of Trustee.

SECTION 8.03    INDIVIDUAL RIGHTS OF TRUSTEE; DISQUALIFICATION.

      Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights Trustee would have if it were not Trustee.

SECTION 8.04    TRUSTEE'S DISCLAIMER.

      Trustee will have no responsibility for the validity or adequacy of this Indenture, the Security Agreement or the Notes. The Trustee will not be accountable for the Company's use of the proceeds from the Notes. The Trustee will not be responsible for the accuracy or completeness of any statement of fact in the Security Agreement or the Notes.

SECTION 8.05    NOTICE OF DEFAULTS.

      If a continuing Default is known to Trustee, Trustee will mail to the Holders a notice of the Default no later than thirty (30) days after it is aware of such Default. Except in the case of a Default in payment on any Note, Trustee may withhold the notice if and so long as Trustee in good faith determines that withholding the notice is in the interests of the Holders. Trustee shall mail to Holders any notice it receives from the Holder(s) under SECTION 6.04, and of any notice Trustee provides pursuant to SECTION 6.04(C)(I).

SECTION 8.06    COMPENSATION AND INDEMNITY.

(a) The Company will pay to Trustee from time to time reasonable compensation for Trustee's services. The Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Company will reimburse Trustee upon request for all reasonable out-of-pocket expenses incurred by Trustee. Those expenses will include the reasonable compensation and out-of-pocket expenses of Trustee's agents and counsel.

(b) The Company will indemnify Trustee against any loss, liability or expense incurred by Trustee. The Trustee will notify the Company promptly of any claim for which Trustee may seek indemnity. The Company shall defend the claim and Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company will pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without the Company's consent, which consent shall not unreasonably be withheld.

(c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by Trustee through gross negligence, willful misconduct, or bad faith.

(d) To secure the Company's payment obligations in this SECTION 8.06, Trustee will have a lien prior to the Notes on all money or property held or collected by Trustee, except that money held in trust to pay Principal and interest on particular Notes.

(e) Without prejudice to its rights under this Indenture, when Trustee incurs expenses or renders services after an Event of Default relating to the following, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law when:

                        (i) the Company pursuant to, or within the meaning of, any Bankruptcy Law:

                                (A)     commences a voluntary case;

                                (B) consents to the entry of an order for relief against the Company in an involuntary case;

                                (C)     consents to the appointment of a
                Custodian of the Company or for all or substantially all of the Company's property; or

                                (D)     makes a general assignment for the
                benefit of the Company's creditors; or

                        (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                (A) is for relief against the Company in an involuntary case,

                                (B) appoints a Custodian of the Company or for all or substantially all of the Company's property, or

                                (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for sixty (60) days.

SECTION 8.07    REPLACEMENT OF TRUSTEE.

(a) A resignation or removal of Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee's acceptance of appointment as provided in this SECTION 8.07.

(b) The Trustee may resign by notifying the Company. The Holders of a majority in Principal amount of the Notes may remove Trustee by notifying Trustee and the Company. The Company may remove Trustee if:

                        (i)     Trustee fails to comply with SECTION 8.08;

                        (ii)    Trustee is adjudged bankrupt or insolvent;

                        (iii) a receiver or public officer takes charge of Trustee or its property; or

                        (iv)    Trustee becomes incapable of acting.

(c) If Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor Trustee.

(d) If a successor Trustee is not appointed and does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee may appoint a successor Trustee at any time prior to the date on which a successor Trustee takes office. If a successor Trustee does not take office within forty-five (45) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or, subject to SECTION 6.07, any Holder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(e) If Trustee fails to comply with SECTION 8.08, any Holder may petition any court of competent jurisdiction for the removal of Trustee and the appointment of a successor Trustee. Within one (1) year after a successor Trustee appointed by the Company or a court pursuant to this SECTION 8.07 takes office, the Holders of a majority in Principal amount of the Notes may appoint a successor Trustee to replace such successor Trustee.

(f) A successor Trustee will deliver a written acceptance of the appointment to the retiring Trustee and to the Company. Upon receipt of the acceptance by the Company, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers, and duties of Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee will promptly transfer all property held by that retiring Trustee as Trustee to the successor Trustee, subject to the lien provided for in SECTION 8.06.

SECTION 8.08    SUCCESSOR TRUSTEE BY MERGER, ETC.

      If Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act will be the successor Trustee.

                                   ARTICLE 9
                           SATISFACTION AND DISCHARGE

SECTION 9.01    SATISFACTION AND DISCHARGE OF INDENTURE.

(a) This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Notes expressly provided for herein), and Trustee, on demand of and at expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                        (i)     Either

                                (A)     all Notes theretofore delivered (other

                        than Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in SECTION 9.04) have been delivered to Trustee for cancellation; or

                                (B) all such Notes not theretofore delivered to Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their stated maturity within one (1) year, or (iii) are to be called for redemption within one (1) year under arrangements satisfactory to Trustee for the giving of notice of redemption by Trustee in the name, and at the expense, of the Company, and the Company has deposited or caused to be deposited with Trustee in trust an amount of money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Trustee for cancellation, for Principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the stated maturity or redemption date, as the case may be;

                        (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                        (iii) the Company has delivered to Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with.

(b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Holders under SECTION 4.01, to Trustee under
SECTION 8.06, and, if money or U.S. Government Obligations shall have been deposited with Trustee pursuant to SECTION 9.01(A)(I)(B) of this Section, the obligations of Trustee under SECTION 9.02 shall survive.

SECTION 9.02    APPLICATION OF TRUST FUNDS.

      The Trustee or Paying Agent shall hold in trust, for the benefit of the Holders, all money and U.S. Government Obligations deposited with it (or into which such money and U.S. Government Obligations are reinvested) pursuant to
SECTION 9.01. It shall apply such deposited money and money from U.S. Government Obligations in accordance with this Indenture to the payment of the Principal and interest on the Notes. Money and U.S. Government Obligations so held in trust (a) are not subject to ARTICLE 11 and (b) are subject to Trustee's rights under SECTION 8.06.

SECTION 9.03    REINSTATEMENT.

(a) If Trustee or Paying Agent is unable to apply any money or U.S. Obligations in accordance with SECTION 9.01 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes will be revived and restated as though no deposit had occurred pursuant to this
ARTICLE 9, until such time as Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with SECTION 9.01; PROVIDED, HOWEVER, that if the Company makes any payment of Principal of, or interest on, any Note following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by Trustee or Paying Agent after payment in full to the Holders.

SECTION 9.04    REPAYMENT TO COMPANY.

(a) The Trustee and Paying Agent shall promptly turn over to the Company upon request any excess money or U.S. Government Obligations held by them at any time. All money or U.S. Government Obligations deposited with Trustee pursuant to SECTION 9.01 (and held by it or a Paying Agent) for the payment of Notes subsequently redeemed or cancelled will be returned to the Company upon request.

(b) The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for payment of Principal or interest that remains unclaimed for two (2) years after the right to such money has matured. After payment to the Company, Holders entitled to the money shall look to the Company for payment as unsecured general creditors unless an abandoned property law designates another Person.

                                   ARTICLE 10
                                   AMENDMENTS

SECTION 10.01   WITHOUT CONSENT OF HOLDERS.

      The Company and Trustee may amend this Indenture or the Notes without the consent of any Holder:

(a) to cure any ambiguity, defect or inconsistency;

(b) to comply with SECTION 4.01; or

(c) to make any change that does not adversely affect the rights of any Holder.

SECTION 10.02   WITH CONSENT OF HOLDERS.

(a) The Company and Trustee may amend this Indenture or the Notes with the written consent of the Holders of at least a majority in Principal amount of the Notes. However, without the consent of each Holder affected, an amendment under this Section may not:

                        (i) reduce the amount of Notes whose Holders must consent to an amendment;

                        (ii) reduce the interest on or change the time for payment of interest on any Note;

                        (iii) reduce the Principal of or change the fixed maturity of any Note;

                        (iv) reduce the premium payable upon the redemption of any Note or change the time at which any Note may or will be redeemed;

                        (v) make any Note payable in money other than that stated in the Note;

                        (vi)    make any change in SECTION 6.05 or this
                SECTION 10.02 (second sentence); or

                        (vii) make any change in ARTICLE 11 that adversely affects the rights of any Holder.

(b) The consent of the Holders under this Section will not be necessary to approve the particular form of any proposed amendment, but will be sufficient if that consent approves the substance of that amendment.

(c) An amendment under this SECTION 10.02 may not make any change that adversely affects the rights under ARTICLE 11 of any Senior Debt unless the holder(s) thereof consent(s) to the change.

SECTION 10.03   COMPLIANCE WITH TRUST INDENTURE ACT AND SECTION 12.03.

      Every amendment to this Indenture or the Notes shall comply with the TIA as then in effect, so long as the Indenture and Notes are subject to the TIA. The Trustee is entitled to, and the Company will provide, an Opinion of Counsel and Officer's Certificate pursuant to SECTION 12.03 that Trustee's execution of any amendment or supplemental indenture is permitted under this ARTICLE 10.

SECTION 10.04   REVOCATION AND EFFECT OF CONSENTS AND WAIVERS.

(a) A consent to an amendment or a waiver by a Holder of a Note will bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder's Note, even if a notation of the consent or waiver is not made on the Note.

(b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, will be entitled to give such consent or to revoke any consent previously given or take any such action, whether or not such Persons continue to be Holders after such record date. No consent will be valid or effective for more than one hundred twenty (120) days after the record date.

SECTION 10.05   NOTICE OF AMENDMENT; NOTATION ON OR EXCHANGE OF NOTES.

(a) After any amendment under this ARTICLE 10 becomes effective, the Company will mail to the Holders a notice briefly describing that amendment. The failure to give notice to all Holders, or any defect in that notice, will not impair or affect the validity of an amendment under this ARTICLE 10.

(b) The Company or Trustee may place an appropriate notation about an amendment or waiver on any Note issued after the date of that amendment or waiver. The Company may issue in exchange for affected Notes new Notes that reflect the amendment or waiver.

SECTION 10.06   TRUSTEE PROTECTED.

      The Trustee need not sign any supplemental indenture that adversely affects that Trustee's rights.

                                   ARTICLE 11
                                  SUBORDINATION

SECTION 11.01   NOTES SUBORDINATED TO SENIOR DEBT.

      Except for the rights of Holders to the Collateral described in the Security Agreement, which is a first priority security interest in such Collateral, the rights of Holders to payment of the Principal of and interest on the Notes is subordinated to the rights of holders of Senior Debt, to the extent and in the manner provided in this ARTICLE 11 and the Notes.

SECTION 11.02   NOTES SUBORDINATED IN ANY PROCEEDING.

      In the event that any Distribution in any Proceeding is received by Trustee before all Senior Debt is paid in full, such Distribution will be applied by Trustee in accordance with this ARTICLE 11. As used in this ARTICLE 11, "Trustee" includes any Paying Agent.

SECTION 11.03   NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES.

(a) The Company shall not, directly or indirectly (other than in capital stock of the Company) pay any Principal of or interest on, redeem, defease or repurchase the Notes except as provided in the Notes.

(b) If any Distribution, payment or deposit to redeem, defease or acquire any of the Notes shall have been received by Trustee or Paying Agent at a time when such Distribution was prohibited by the provisions of SECTION 11.03(A), then, unless such Distribution is no longer prohibited by SECTION 11.03(A), such Distribution will be received and applied by Trustee or Paying Agent for the benefit of the holders of Senior Debt, and will be paid or delivered by Trustee or Paying Agent to the holders of Senior Debt for application to the payment of all Senior Debt, pursuant to the terms of the Notes and (i) the Congress Agreements, in the case of Congress, and (ii) the applicable Senior Debt Agreement(s), in the case of other holders of Senior Debt.

SECTION 11.04   OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

      Nothing in this Indenture is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the Principal of and interest on the Notes as and when the same will become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company, other than the holders of Senior Debt. If the Company fails because of this ARTICLE 11 to pay principal of or interest on a Note on the due date, the failure is still a Default. Upon any Distribution, Trustee and the Holders will be entitled to rely upon any order or decree made by any court of competent jurisdiction in which the Proceeding is pending, or a certificate of the liquidating trustee or agent or other Person making any Distribution for the purpose of ascertaining the Persons entitled to participate in such Distribution, the holders of Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this ARTICLE 11.

SECTION 11.05 TRUSTEE AND PAYING AGENTS ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

      The Trustee or Paying Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by Trustee or Paying Agent, unless and until Trustee or Paying Agent shall have received, no later than three (3) Business Day(s) prior to such payment, written notice thereof from the Company or from one or more holders of Senior Debt (or shall have expressly declared in writing actual knowledge of such fact) and, prior to the receipt of any such written notice (or the existence of such declaration), Trustee or Paying Agent will be entitled in all respects conclusively to presume that no such fact exists. Unless Trustee or Paying Agent shall have received the notice provided for in the preceding sentence or shall have expressly declared in writing actual knowledge of such fact, Trustee or Paying Agent shall have full power and authority to receive such payment and to apply the same to the purpose for which it was received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The foregoing shall not apply to the Company or any of its Affiliates acting as Paying Agent.

SECTION 11.06   SATISFACTION AND DISCHARGE.

      Amounts deposited in trust with Trustee pursuant to and in accordance with
ARTICLE 9 and not prohibited to be deposited under SECTION 11.03(A) when deposited shall not be subject to this ARTICLE 11.

SECTION 11.07 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR DEBT.

      No right of any holder of any Senior Debt established in this Article 11 shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any failure by the Company to comply with the terms of this Indenture.

SECTION 11.08   NO FIDUCIARY DUTY OF TRUSTEE OR HOLDERS TO HOLDERS OF SENIOR
                DEBT.

      Neither Trustee nor the Holders owes any fiduciary duty to the holders of Senior Debt. Neither Trustee nor the Holders will be liable to any holder of Senior Debt in the event that Trustee, acting in good faith, shall pay over or distribute to the Holders, the Company, or any other Person, any property to which any holders of Senior Debt are entitled by virtue of this ARTICLE 11 or otherwise. Nothing contained in this SECTION 11.08 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt.

SECTION 11.09 TRUSTEE'S RIGHTS TO COMPENSATION, REIMBURSEMENT OF EXPENSES AND INDEMNIFICATION.

      The Trustee's rights to compensation, reimbursement of expenses and indemnification under Sections 6.06 and 8.06 are not subordinated.

SECTION 11.10   EXCEPTION FOR CERTAIN DISTRIBUTIONS.

      The rights of holders of Senior Debt under this ARTICLE 11 do not extend
(a) to any Distribution to the extent applied to Trustee's rights to compensation, reimbursement of expenses or indemnification or (b) to Distributions under any plan approved by the court in any Proceeding.

                                   ARTICLE 12
                                  MISCELLANEOUS

SECTION 12.01   NOTICES.

(a) Any Notice by one party to the other will be in writing and sent to the other's address stated in Section 12.07. The Notice is duly given if it is delivered in person or sent by a national courier service which provides next Business Day delivery or by first-class mail.

(b) A party, by Notice to the other party, may designate additional or different addresses for subsequent Notices.

(c) Any Notice sent to a Holder will be mailed by first-class letter mailed to its address shown on the register kept by the Company. Failure to mail a Notice to a Holder or any defect in a Notice mailed to a Holder shall not affect the sufficiency of the Notice mailed to other Holders.

(d) If a Notice is delivered or mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

(e) If the Company mails a Notice to Holders, it shall deliver or mail a copy to Trustee at the same time.

(f) As used in this ARTICLE 12, "NOTICE" includes any communication required by this Indenture.

SECTION 12.02   COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

      Holders may communicate with other Holders with respect to their rights under this Indenture, the Note or the Securities Purchase Agreement.

SECTION 12.03   CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

      Upon any request or application by the Company to Trustee to take any action under this Indenture, the Company shall furnish to Trustee:

(a) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b) an Opinion of Counsel staring that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.04   STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that each Person making such certificate or opinion has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of such Person, the Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 12.05   RULES BY TRUSTEE.

      The Trustee may make reasonable rules for action by or a meeting of Holders.

SECTION 12.06   NO RECOURSE AGAINST OTHERS.

      A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

SECTION 12.07   VARIABLE PROVISIONS.

(a) The Company will initially act as Paying Agent.

(b) The first certificate pursuant to SECTION 4.03 will be for the fiscal year ending on June 30, 2004.

(d) The depositary institution into which Trustee or Paying Agent deposits any funds held under this Indenture shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee and Paying Agent will be deemed to be in compliance with the capital and surplus requirement set forth in the preceding sentence if the obligations of such depositary institution are guaranteed by a Person which could otherwise qualify as such depositary institution hereunder.

           The Company's address is:
                Streicher Mobile Fueling, Inc.
                800 W. Cypress Creek Rd.
                Suite 580
                Fort Lauderdale, Florida 33309
                Facsimile No.:  (954) 308-4210
                Attention:  Richard E. Gathright

           The Trustee's address is:
                The Bank of Cherry Creek
                A Branch of Western National Bank
                3033 East 1st Avenue
                Denver, CO  80206
                Facsimile No.:  303-394-5320
                Attention: Philip Munishor


SECTION 12.08   GOVERNING LAW.

      The laws of the State of Florida shall govern this Indenture, without regard to the conflicts of laws of that state.

SECTION 12.09   COUNTERPARTS; FACSIMILE.

      This Indenture may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement. Signatures to this Indenture may be transmitted by facsimile and such transmission shall be deemed to be an original.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed by their respective duly authorized officers or persons as of the date first set forth above.


                                    STREICHER MOBILE FUELING, INC.


                                    By: /S/RICHARD E. GATHRIGHT
                                        --------------------------------------
                                        Richard E. Gathright, President and
                                        Chief Executive Officer

Attest:

/S/LOUISE P. LUNGARO
---------------------------------
Assistant Secretary




                                    THE BANK OF CHERRY CREEK, A BRANCH OF
                                    WESTERN NATIONAL BANK
                                    as Trustee


                                    By: /S/KENNETH B. BUCKIUS
                                        --------------------------------------
                                        Kenneth B. Buckius
                                        Senior Vice President


                                    By: /S/PHILIP MUNISHOR
                                        --------------------------------------
                                        Philip Munishor
                                        Senior Trust Officer

Attest:

/S/LEIGH LUTZ
---------------------------------

                                    EXHIBIT A

                                  FORM OF NOTE

                              (Please see Attached)